EXHIBIT 10.25
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                                 Form of Warrant

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.


Warrant Certificate No.:  __________

Date of Issue: _____________

Void after 5:00 p.m. New York time on _________________.


                               CELSION CORPORATION

         This  certifies  that  ______________  (the  "Holder"),   for  a  value
received, is entitled, subject to the adjustment and to the other terms set forth below, to purchase from Celsion Corporation, a Maryland corporation (the "Company"), __________ fully paid and non-assessable shares of the Common Stock, par value $0.01 per share, of the Company (the "Common Stock") at the Exercise Price of $0.90 per share. The Warrant shall be exercisable at any time on and after the date hereof but not later than 5:00 P.M. (New York time) on the third anniversary of the date hereof (the "Expiration Date"), upon surrender to the Company at its principle office at 10220-I Old Columbia Road, Columbia, MD 21046-1705, Attention: Dr. Augustine Cheung, Chairman of the Board and Chief Executive Officer (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Purchase Form attached hereto duly filled in and signed and upon payment in cash or cashier's check of the aggregate Exercise Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. From and after April 1, 1999, the Company, at its option, may redeem in whole or in part this Warrant for an amount equal to $0.01per share if the current market value of the Common Stock, as determined in accordance with paragraph (c) hereof, rises to more than $1.80 per share at any time from and after April 1, 1999. The Company must give at least thirty (30) days notice of such redemption, during which period the holders of the Warrants may exercise their Warrants in accordance with the terms thereof. The Exercise Price and, in some cases, the number of shares purchasable hereunder are subject to adjustment as provided in Section (g) of this Warrant. This Warrant and all rights hereunder, to the extent not exercised in the manner set forth herein shall terminate and become null and void on the Expiration Date. In the event that the Holder does not exercise this Warrant pursuant to the terms of this Warrant, then this Warrant shall expire, be canceled, and be null and void.

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         (a)  Exercise of Warrant.  This Warrant may be exercised in whole or in part at any time or from time to time on or after the date hereof, but not later than 5:00 p.m. New York time, on the Expiration Date. If such date is a day on which banking institutions are authorized by law to close, then the expiration date shall be on the next succeeding day which shall not be such a day. This Warrant may be exercised by presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, with written notice duly executed and accompanied by payment in cash or cash equivalent of the Exercise Price for the number of shares specified in such notice, together with all federal and state taxes applicable upon such exercise. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant at the office or agency of the Company, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

         (b) Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance or delivery upon exercise of this Warrant.

         (c) Fractional Shares. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

                  (1) If the Common Stock is listed on a national securities exchange, admitted to unlisted trading privileges on such exchange or quoted on the Nasdaq National Market System or other interdealer trading systems providing last sale information, the current value shall be the last reported sale price of the Common Stock on such exchange, Nasdaq/NMS or trading system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange, Nasdaq/NMS or trading system; or

                  (2) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current value shall be the mean of the last reported bid and asked prices reported by an interdealer quotation system deemed reliable by the Company on the last business day prior to the date of the exercise of this Warrant; provided that if the Common Stock is quoted on more than one such system, the Company shall utilize, in order of priority, Nasdaq, the NASD OTC Bulletin Board or the National Quotation Bureau, Inc.; or

                  (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company, such determination to be final and binding on the Holder.

         (d) Restrictions on Transfer. The securities represented hereby and the shares to be issued on exercise have not been registered under federal or state securities laws. They may not be sold or offered for sale in the absence of effective registration under such securities laws, or an opinion of counsel satisfactory to the Company that such registration is not required.


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         (e)  Exchange,   Assignment  or  Loss  of  Warrant.   This  Warrant  is
exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to compliance with Section (d) hereof, this Warrant is assignable. Any such assignment shall be made by surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with written notice of assignment duly executed and funds sufficient to pay any transfer tax; whereupon the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrant issued in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged and the term "original issue date hereof" shall refer to the date that the Company first issued a Warrant which was subsequently transferred or exchanged for another. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

         (f) Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

         (g)  Anti-Dilution Provisions.

                  (1)  Adjustment of Number of Shares.  Anything in this Section
         (g) to the contrary notwithstanding, in case the Company shall at any time issue Common Stock by way of dividend or other distribution on any stock of the Company or subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall be proportionately decreased in the case of such issuance (on the day following the date fixed for determining shareholders entitled to receive such dividend or other distribution) or decreased in the case of such subdivision or increased in the case of such combination (on the date that such subdivision or combination shall become effective).

                  (2) No Adjustment for Small Amounts.  Anything in this Section
         (g) to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Exercise Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Exercise Price by at least one cent, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Exercise Price by at least one cent, such change in the Exercise Price shall thereupon be given effect.

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                  (3)  Number of Shares  Adjusted.  Upon any  adjustment  of the
         Exercise Price other than pursuant to Section (g)(1) hereof, the holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the new Exercise Price, the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the new Exercise Price.

                  (4) Common Stock Defined. Whenever reference is made in this Section (g) to the issue or sale of shares of Common Stock, the term "Common Stock" shall mean the common shares of the Company of the class authorized as of the date hereof and any other class of stock ranking on a parity with such Common Stock. However, subject to the provisions of Section (j) hereof, shares issuable upon exercise hereof shall include only shares of the class designated as Common Stock of the Company as of the date hereof.

         (h) Officer's Certificate. Whenever the Exercise Price shall be adjusted as required by the provisions of Section (g) hereof, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder. Such certificate shall be conclusive as to the correctness of such adjustment.

         (i) Notice to Warrant Holders. So long as this Warrant shall be outstanding and unexercised (i) if the Company shall pay any dividend or make any distribution upon the Common Stock, or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Holder, at least ten (10) days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

         (j) Reclassification, Reorganization or Merger. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a change in par value, or from par value to no par value or from no par value to par value, or as a result of an issuance of Common Stock by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause


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effective  provision  to be  made  so that  the  Holder  shall  have  the  right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provisions for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (j) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sale or conveyances. In the event that in any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for or of a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (g)(1) hereof with the amount of the consideration received upon the issue thereof being determined by the Board of Directors of the Company, such determination to be final and binding on the holder.

         (k) Applicable Law.This Warrant shall be governed by, and construed in accordance with, the laws of the State of Maryland.

         (l) Optional Waiver. Holder may waive by signed writing any rights of Holder contained herein.

         (m) IN ADDITION TO THE RESTRICTIONS ON TRANSFERABILITY DESCRIBED HEREIN, THE SECURITIES ISSUABLE ON EXERCISE OF THIS WARRANT SHALL NOT BE SOLD, PLEDGED, TRANSFERRED, HYPOTHECATED OR ASSIGNED WITHIN 7 DAYS BEFORE OR 180 DAYS AFTER THE DATE OF EFFECTIVENESS OF A REGISTRATION STATEMENT FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH A PUBLIC OFFERING OF THE COMPANY'S SECURITIES. THIS RESTRICTION IS IN ADDITION TO AND NOT IN LIEU OF THE RESTRICTIONS CONTAINED HEREIN AND AS SUCH, THIS 180 DAY PERIOD MAY EXPIRE PRIOR TO OR BEYOND THE RESTRICTIONS IMPOSED HEREIN. THIS RESTRICTION SHALL OBLIGATE ALL SUCCESSORS IN INTEREST TO THE SHARES ISSUED ON EXERCISE. CERTIFICATES REPRESENTING THE WARRANT STOCK SHALL BEAR A LEGEND EVIDENCING THIS RESTRICTION.

         THIS WARRANT CERTIFICATE is granted and sold as of the date first above written.

                                       CELSION CORPORATION


                                       By:__________________________________
                                          Name:
                                          Title:


Attest:

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Name:
Title:

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                                  PURCHASE FORM

                                                           Dated: ______________

Celsion Corporation
10220-I Old Columbia Road
Columbia, MD  21046-1705
Attention: Mr. John Mon, Secretary

Dear Mr. Mon:

         Attached hereto is Celsion Corporation's Warrant Certificate No. __________, giving the Holder thereof the right to purchase __________ shares of the Common Stock, par value $0.01 per share, of the Company (the "Common Stock") at the Exercise Price of $0.90 per share.

         I/We hereby notify you that I/we are exercising my/our right to purchase __________ shares of the Common Stock at the Exercise Price of $0.90 per share (the "Shares") and have enclosed herewith my/our check in the amount of $__________, representing the aggregate exercise price of the Shares. If transfer taxes (federal or state) are applicable to this transaction, I/we understand that you will be billing me/us for said taxes, which I/we agree will be promptly remitted to you within ten (10) days of my/our receipt of notification.

         I/We hereby state that the Shares being purchased are to be held by me/us for investment purposes and not with a view to sale, except pursuant to an effective registration statement or an exemption therefrom.

         Please cancel the enclosed Warrant Certificate and, if applicable, send me/us a Warrant Certificate, in partial substitution on identical terms, for the remaining shares not being purchased pursuant to this notification.

                                          Yours very truly,

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